SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): September 13, 2007 (September 10, 2007)

Gulf Western Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52309	98-0489324
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Woodway Drive, Suite 306W
Houston, Texas 77056
(Address of Registrant’s principal executive offices)

(713) 355-7001
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 10, 2007 (the “Effective Date”), Gulf Western Petroleum Corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Metage Funds Limited (“Metage”) and NCIM Limited (“NCIM,” and together with Metage, the “Buyers”), pursuant to which, among other things, the Company sold to the Buyers, upon the terms and conditions stated in the Purchase Agreement, (1) 1,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (2) senior secured convertible notes in an original aggregate principal amount of $3,700,000 (collectively, the “Notes”), and (3) a warrant (the “Warrant”) to purchase up to an aggregate of 3,461,538 shares of the Common Stock at an exercise price of $0.26 per share, subject to certain adjustments to the number of shares and the exercise price described in the Warrant.

The Notes are convertible into shares of the Common Stock at a price of $0.39 per share, subject to certain adjustments to the number of shares and the exercise price described in the Warrant.  The interest rate on the Notes is a fixed 15% per annum.  The note issued to NCIM Limited was for an aggregate of $500,000, all of which was advanced to the Company on the Effective Date.  The note issued to Metage Funds Limited was for an aggregate of $3,200,000, to be advanced in two increments:  $2,100,000 was advanced to the Company on the Effective Date and the remaining $1,100,000 is expected to be advanced to the Company upon Metage receiving evidence from the operator, that based upon the log evaluation and the initial production test conducted by an independent testing company that the Company’s Frio well drilled is capable of producing no less than 225,000 cubic feet of natural gas per day.  The Warrant expires on September 10, 2012, the fifth anniversary of the Effective Date.

The Notes are secured by a lien on substantially all of the domestic assets of the Company, including all of the equity interests of the Company’s subsidiaries and the Company’s rights in certain real property, pursuant to the terms of a Security Agreement and Pledge Agreement entered into in connection with the closing of transactions under the Purchase Agreement.  In addition, Gulf Western Petroleum, LP, Wharton Resources Corp. and Wharton Resources LLC, each a wholly-owned subsidiary of the Company, entered into a Guaranty with the Buyers, whereby each of the subsidiaries guaranteed the payment and performance of all obligations of the Company under the Notes and terms of the Purchase Agreement.  Gulf Western Petroleum, LP also entered into a Mortgage, Deed Of Trust, Assignment Of Production, Security Agreement, Fixture Filing and Financing Statement with respect to certain properties in Texas and Kansas to secure the obligations of the Company under the Purchase Agreement and the Notes.

The Company is subject to certain limitations under the Purchase Agreement, including restrictions on the ability to make any dividends, distributions or other restricted payments; incur debt in excess of certain specified amounts or sell assets; make certain investments and acquisitions; and grant liens.  The Purchase Agreement also contains customary events of default, the occurrence of which could lead to an acceleration of the Company’s obligations under the Notes.

The proceeds will be used primarily to provide the Company and its subsidiaries with capital for the development of wells in the Frio formation in Texas.

In addition, in connection with the issuance of the Common Stock, the Notes and the Warrant under the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Buyers, pursuant to which the Company will, at its cost, (i) file a registration statement with the Securities and Exchange Commission with respect to the Common Stock issued under the Purchase Agreement and the Common Stock issuable upon exercise of the Warrant and conversion of the Notes within 60 days after the Effective Date and to cause such registration statement to be declared effective under the Securities Act of 1933, as amended, and the rules promulgated thereunder, not later than 150 days after the Effective Date.   If such registration statement is not filed by the 60th day after the Effective Date, or the registration statement is not declared effective on or prior to the 150th day after the Effective Date, liquidated damages will become payable by the Company to the Buyers.

The foregoing description of the Purchase Agreement, the Notes, the Warrant, the Security Agreement, the Pledge Agreement, the Guaranty, the Mortgages and the Registration Rights Agreement  are qualified in their entirety by reference to the Purchase Agreement, the Notes, the Warrant, the Security Agreement, the Pledge Agreement, the Mortgages, the Guaranty and the Registration Rights Agreement attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, and incorporated herein by reference.  The press release filed by the Company announcing the transaction is attached hereto as Exhibit 99.1.

Statements regarding the advance of the second tranche of the loan from Metage Funds Limited and the production of the Company’s wells and any other effect or benefit of the transactions described herein, and any other statements that are not historical facts, are forward-looking statements that involve certain risks, uncertainties and assumptions which are beyond the Company’s ability to control or estimate, and are subject to material changes. Such risks, uncertainties and assumptions include but are not limited to the volatility in market prices for oil and natural gas; liabilities inherent in oil and natural gas operations; competition for, among other things, capital, acquisitions of reserves, undeveloped lands and skilled personnel; geological, technical, drilling and processing problems; fluctuations in foreign exchange or interest rates and stock market volatility; and other factors included in the Company’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 2.03	Creation of a Direct Financial Obligation

The text set forth in Item 1.01 regarding the terms and conditions of the Purchase Agreement and the transactions contemplated thereby is incorporated into this section by reference.

Item 3.02	Unregistered Sales of Equity Securities

The text set forth in Item 1.01 regarding the sale of the Common Stock, the Notes and the Warrant under the Purchase Agreement is incorporated into this section by reference.

Item 3.03	Material Modification of Rights of Security Holders

The text set forth in Item 1.01 regarding the terms and conditions of the Purchase Agreement, including the limitation on payment of dividends by the Company, is incorporated into this section by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

10.1	Securities Purchase Agreement dated September 10, 2007 between Gulf Western Petroleum Corporation and Metage Funds Limited and NCIM Limited

10.2	Senior Secured Note dated September 10, 2007 issued by Gulf Western Petroleum Corporation to Metage Funds Limited

10.3	Senior Secured Note dated September 10, 2007 issued by Gulf Western Petroleum Corporation to NCIM Limited

10.4	Warrant to Purchase Common Stock dated September 10, 2007 issued by Gulf Western Petroleum Corporation to Metage Funds Limited

10.5
Security Agreement dated September 10, 2007 between Gulf Western Petroleum Corporation, Gulf Western Petroleum, LP, Wharton Resources Corp., Wharton Resources LLC and Metage Funds Limited, in its capacity as collateral agent

10.6
Pledge Agreement dated September 10, 2007 between Gulf Western Petroleum Corporation, Gulf Western Petroleum, LP, Wharton Resources Corp., Wharton Resources LLC and Metage Funds Limited, in its capacity as collateral agent

10.7	Guaranty dated September 10, 2007 between Gulf Western Petroleum, LP and Wharton Resources Corp., Wharton Resources LLC, for the benefit of Metage Funds Limited and NCIM Limited

10.8
Form of Texas Mortgage, Deed Of Trust, Assignment Of Production, Security Agreement, Fixture Filing and Financing Statement dated September 10, 2007 by Gulf Western Petroleum, LP to Thomas J. Perich, as Trustee for the benefit of Metage Funds Limited, in its capacity as collateral agent

10.9
Form of Kansas Mortgage, Deed Of Trust, Assignment Of Production, Security Agreement, Fixture Filing and Financing Statement dated September 10, 2007 by Gulf Western Petroleum, LP to Metage Funds Limited, in its capacity as collateral agent

10.10	Registration Rights Agreement dated as of September 10, 2007 between Gulf Western Petroleum Corporation and Metage Funds Limited and NCIM Limited

99.1	Press release dated September 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2007

GULF WESTERN PETROLEUM CORPORATION

/s/ W. Milton Cox
W. Milton Cox
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement dated as of September 10, 2007 between Gulf Western Petroleum Corporation and Metage Funds Limited and NCIM Limited
10.2	Senior Secured Note dated September 10, 2007 issued by Gulf Western Petroleum Corporation to Metage Funds Limited
10.3	Senior Secured Note dated September 10, 2007 issued by Gulf Western Petroleum Corporation to NCIM Limited
10.4	Warrant to Purchase Common Stock dated September 10, 2007 issued by Gulf Western Petroleum Corporation to Metage Funds Limited and NCIM Limited
10.5
Security Agreement dated September 10, 2007 between Gulf Western Petroleum Corporation, Gulf Western Petroleum, LP, Wharton Resources Corp., Wharton Resources LLC and Metage Funds Limited, in its capacity as collateral agent

10.6
Pledge Agreement dated September 10, 2007 between Gulf Western Petroleum Corporation, Gulf Western Petroleum, LP, Wharton Resources Corp., Wharton Resources LLC and Metage Funds Limited, in its capacity as collateral agent

10.7	Guaranty dated September 10, 2007 between Gulf Western Petroleum, LP and Wharton Resources Corp., Wharton Resources LLC, for the benefit of Metage Funds Limited and NCIM Limited
10.8
Form of Texas Mortgage, Deed Of Trust, Assignment Of Production, Security Agreement, Fixture Filing and Financing Statement dated September 10, 2007 by Gulf Western Petroleum, LP to Thomas J. Perich, as Trustee for the benefit of Metage Funds Limited, in its capacity as collateral agent

10.9
Form of Kansas Mortgage, Deed Of Trust, Assignment Of Production, Security Agreement, Fixture Filing and Financing Statement dated September 10, 2007 by Gulf Western Petroleum, LP to Metage Funds Limited, in its capacity as collateral agent

10.10	Registration Rights Agreement dated September 10, 2007 between Gulf Western Petroleum Corporation and Metage Funds Limited and NCIM Limited
99.1	Press release dated September 13, 2007